UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):
December 17, 2019

FIRST MID BANCSHARES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-13368	37-1103704
(State of Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1421 CHARLESTON AVENUE
MATTOON, IL	61938
(Address of Principal Executive Offices)	(Zip Code)

(217) 234-7454
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FMBH	Nasdaq Global Market

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At a meeting of the Board of Directors on December 17, 2019, the Board of Directors adopted a resolution increasing the size of the Board of Directors from eight (8) directors to nine (9) directors. At the same meeting, the Company’s independent directors nominated, and the Board of Directors appointed, Mr. Zak Horn to fill the vacancy on the Board of Directors resulting from the increase in the size of the Board of Directors. Mr. Horn will join the Board of Directors effective January 21, 2020.

Mr. Horn was appointed to serve until the expiration of the current Class II term in 2021, or until his successor is duly elected and qualified, unless he shall earlier resign or be removed. The Board of Directors has determined that Mr. Horn will serve on the Audit Committee and Compensation Committee of the Board of Directors. Mr. Horn will be compensated for his service as a director under the Company’s standard compensation program for non-employee directors.

As part of the telecommunication services provided to the Company by Consolidated Communications Holdings, Inc. and its affiliates, MCC Network Services, LLC (also known as Metro Communications) (“Metro Communications”) provided to the Company certain wholesale telecommunication circuit services during 2018 and 2019 in the amounts of approximately $185,485 during 2018 and approximately $220,980 during 2019. Mr. Horn is the president and sole owner of Metro Communications.

Additionally, certain entities in which Mr. Horn has a material interest had extensions of credit from First Mid Bank & Trust, N.A. during 2018 and 2019. All such extensions of credit were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to the bank, and did not involve more than the normal risk of collectability or present other unfavorable features.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST MID BANCSHARES, INC.

Dated: December 20, 2019

By:

Joseph R. Dively
Chairman, President and Chief Executive Officer